                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                 December 28, 1995
              ----------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                        0-10503                   94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)              (Commission               (IRS Employer
                                       File No.)             Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends a Form 8-K Current Report dated December 28, 1995 and filed January 12, 1996 by Continental Mortgage and Equity Trust (the "Trust") and provides required financial statements that were not available at the date of the original filing.

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1994 and the nine months ended September 30, 1995. A pro forma balance sheet as of September 30, 1995 is also presented.

A summary of the pro forma transactions follows:

In December 1995, the Trust purchased Brookfield Corporate Center, a 63,504 square foot industrial facility in Chantilly, Virginia for $3.5 million, exclusive of commissions and closing costs. The Trust paid $650,000 in cash and the seller provided mortgage financing in the amount of $2.8 million. The mortgage bears interest at a rate of 7.6% per annum, requires monthly payments of principal and interest of $21,000 and matures in December 1998.

The $3.5 million purchase price of Brookfield Corporate Center is approximately 1.9% of the Trust's consolidated assets at December 31, 1994. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Trust in 1995 as described below, such acquisitions constitute a significant acquisition.

In addition to the Brookfield Corporate Center acquisition discussed above, the Trust purchased four apartment complexes and two other commercial properties in 1995. The properties, located in Virginia, Texas, South Carolina and Florida, were purchased for a total of $35.4 million in separate transactions from unaffiliated sellers, and represent approximately 19.3% of the Trust's consolidated assets at December 31, 1994. The Trust paid a total of $7.1 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 6.0% to 9.9% and mature from 1997 to 2013.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.

(b)  Financial statements of property acquired:


Exhibit
Number                             Description
-------    -------------------------------------------------------------
 99.0      Brookfield Corporate Center Audited Statement of Revenues and Direct Operating Expenses for the year ended
           December 31, 1994.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995


                                                              Brookfield              Other
                                                               Corporate            Property
                                           Actual             Center  (1)        Acquisitions (1)    Pro forma
                                      --------------          -----------        ----------------  -------------
                                                                (dollars in thousands)
        Assets
        ------

Notes and interest receivable
 Performing   . . . . . . . . . . .  $        4,344           $      -            $      -          $    4,344
 Nonperforming, nonaccruing   . . .           4,456                  -                   -               4,456
                                     --------------           ----------          ----------        ----------
                                              8,800                  -                   -               8,800

Real estate held for sale, net of
 accumulated depreciation   . . . .          25,333                  -                   -              25,333

Less - allowance for estimated
 losses   . . . . . . . . . . . . .          (9,207)                 -                   -              (9,207)
                                     --------------           ----------          ----------        ----------

                                             24,926                  -                   -              24,926

Real estate held for investment,
 net of accumulated depreciation            150,024                3,450               9,465           162,939
Investments in marketable equity
 securities of affiliates, at
 market   . . . . . . . . . . . . .           4,824                  -                   -               4,824
Investments in partnerships . . . .          12,248                  -                   -              12,248
Cash and cash equivalents . . . . .           6,954                 (650)             (2,034)            4,270
Other assets  . . . . . . . . . . .           5,665                  -                   -               5,665
                                     --------------           ----------          ----------        ----------

                                     $      204,641           $    2,800          $    7,431        $  214,872
                                     ==============           ==========          ==========        ==========





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                     CONSOLIDATED BALANCE SHEET - Continued
                               SEPTEMBER 30, 1995

                                                               Brookfield             Other
                                                                Corporate           Property
                                          Actual               Center  (1)       Acquisitions (1)     Pro forma
                                      --------------          ------------       ----------------    ----------
                                                                (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable  . . . .  $      121,920           $    2,800          $    7,431        $  132,151
Other liabilities . . . . . . . . .           5,848                  -                   -               5,848
                                     --------------           ----------          ----------        ----------

                                            127,768                2,800               7,431           137,999

Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest,
 no par value; authorized shares,
 unlimited; issued and out-
 standing, 2,918,100 shares   . . .           8,766                  -                   -               8,766
Paid-in capital . . . . . . . . . .         260,060                  -                   -             260,060
Accumulated distributions in
 excess of accumulated earnings   .        (195,053)                 -                   -            (195,053)
Net unrealizable gains on market-
 able equity securities   . . . . .           3,100                  -                   -               3,100
                                     --------------           ----------          ----------        ----------

                                             76,873                  -                   -              76,873
                                     --------------           ----------          ----------        ----------

                                     $      204,641           $    2,800          $    7,431        $  214,872
                                     ==============           ==========          ==========        ==========

---------------------------------

(1) Assumes acquisition of Brookfield Corporate Center and other properties purchased by the Trust subsequent to September 30, 1995 to be on January 1, 1995. The effect of all other 1995 property purchases are included in the September 30, 1995 actual balances.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1995



                                                                     Brookfield            Other
                                                                      Corporate          Property
                                                   Actual            Center  (1)       Acquisitions (1)    Pro forma
                                                 ----------          -----------       ----------------   -----------
                                                                            (dollars in thousands)
Income
 Rentals  . . . . . . . . . . . . . . . . .      $   27,318          $      313         $     2,847       $   30,478
 Interest   . . . . . . . . . . . . . . . .             600                 -                   -                600
 Equity in income of partnerships   . . . .             213                 -                   -                213
                                                 ----------          ----------         -----------       ----------

                                                     28,131                 313               2,847           31,291

Expenses
 Property operations  . . . . . . . . . . .          16,456                  76               1,662           18,194
 Interest   . . . . . . . . . . . . . . . .           6,998                 160               1,052            8,210
 Depreciation   . . . . . . . . . . . . . .           3,133                  52                 290            3,475
 Advisory fee to affiliate  . . . . . . . .           1,139                 -                   -              1,139
 General and administrative   . . . . . . .             928                 -                   -                928
 Provision for losses   . . . . . . . . . .             541                 -                   -                541
                                                 ----------          ----------         -----------       ----------

                                                     29,195                 288               3,004           32,487
                                                 ----------          ----------         -----------       ----------

Net income (loss) . . . . . . . . . . . . .      $   (1,064)         $       25         $      (157)      $   (1,196)
                                                 ==========          ==========         ===========       ==========


Earnings per share
 Net (loss)   . . . . . . . . . . . . . . .      $     (.36)                                              $     (.41)
                                                 ==========                                               ==========


Shares of beneficial interest outstanding .       2,918,114                                                2,918,114
                                                 ==========                                               ==========

-----------------------------

(1)      Assumes acquisition by the Trust on January 1, 1995.





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                                    Brookfield          Other
                                                                     Corporate         Property
                                                    Actual          Center  (1)     Acquisitions (1)     Pro forma
                                                  ----------        -----------     ----------------    ------------
                                                                               (dollars in thousands)
Income
 Rentals  . . . . . . . . . . . . . . . . .       $  27,042         $      418       $     6,072        $     33,532
 Interest   . . . . . . . . . . . . . . . .           2,699                -                 -                 2,699
 Other  . . . . . . . . . . . . . . . . . .            (479)               -                 -                  (479)
                                                  ---------         ----------       -----------        ------------
                                                     29,262                418             6,072              35,752

Expenses
 Property operations  . . . . . . . . . . .          16,888                101             2,975              19,964
 Interest   . . . . . . . . . . . . . . . .           7,711                213             2,284              10,208
 Depreciation   . . . . . . . . . . . . . .           3,214                 69               759               4,042
 Advisory fee to affiliate  . . . . . . . .           1,326                -                 -                 1,326
 General and administrative   . . . . . . .           1,235                -                 -                 1,235
 Provision for losses   . . . . . . . . . .           1,429                -                 -                 1,429
                                                  ---------         ----------       -----------        ------------
                                                     31,803                383             6,018              38,204
                                                  ---------         ----------       -----------        ------------

Income (loss) before gain on sale of real
 estate   . . . . . . . . . . . . . . . . .          (2,541)                35                54              (3,452)
Gain on sale of real estate . . . . . . . .           1,708                -                 -                 1,708
                                                  ---------         ----------       -----------        ------------

Net income (loss) . . . . . . . . . . . . .       $    (833)        $       35       $        54        $       (744)
                                                  =========         ==========       ===========        ============


Earnings per share
 (Loss) before gain on sale of real estate        $    (.87)                                            $       (.84)
 Gain on sale of real estate  . . . . . . .             .58                                                      .58
                                                  ---------                                             ------------
 Net (loss)   . . . . . . . . . . . . . . .       $    (.29)                                            $       (.26)
                                                  =========                                             ============


Shares of beneficial interest outstanding .       2,919,815                                                2,919,815
                                                  =========                                             ============


----------------------------

(1)   Assumes acquisition by the Trust on January 1, 1994.





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
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      CONTINENTAL MORTGAGE AND
                                      EQUITY TRUST





Date:    February 20, 1996            By:     /s/ Thomas A. Holland
     -------------------------           ---------------------------------
                                          Thomas A. Holland
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                           Accounting Officer)





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
                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                            Dated December 28, 1995





Exhibit                                                                              Page
Number                          Description                                         Number
-------         -------------------------------------------                         ------
 99.0           Brookfield Corporate Center Audited State-                            9
                ment of Revenues and Direct Operating
                Expenses for the year ended December 31,
                1994.





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